FLEXSHARES® TRUST
FlexShares® International Quality Dividend Defensive Index Fund (IQDE)
(the “Fund”)
SUPPLEMENT DATED JUNE 23, 2023 TO THE FUND’S SUMMARY PROSPECTUS, STATUTORY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”), EACH DATED MARCH 1, 2023, AS SUPPLEMENTED

This Supplement supersedes the information included in the Supplements dated May 2, 2023 and June 16, 2023 to the Fund’s Summary Prospectus, Statutory Prospectus and SAI.

Upon a recommendation of Northern Trust Investments, Inc. (“NTI”), investment adviser to the Fund, the Board of Trustees of FlexShares® Trust, on behalf of the Fund and FlexShares® International Quality Dividend Index Fund (“IQDF”), and NTI have agreed to terminate the Agreement and Plan of Reorganization for the Fund, which will result in the cancellation of the proposed reorganization of the Fund with and into IQDF.  Accordingly, the Fund will not be liquidated and dissolved, and shareholders of the Fund will continue to hold shares of the Fund, which will continue to trade on the NYSE Arca, Inc.  Authorized Participants may continue to purchase and redeem creation units of the Fund as described in the SAI, without reference to any modifications described in the Supplements dated May 2, 2023 and June 16, 2023.  The Fund will continue to invest its assets in accordance with its investment objective of seeking investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust International Quality Dividend Defensive IndexSM.

Please retain this Supplement for future reference.